Exhibit 99.1

EXCHANGE AGREEMENT

(the “Undersigned”), for itself and on behalf of the beneficial owners listed on Exhibit A hereto (“Accounts”) for whom the Undersigned holds contractual and investment authority (each Account, as well as the Undersigned if it is exchanging Existing Securities (as defined below) hereunder, a “Holder”), enters into this Exchange Agreement (the “Agreement”) with Synergy Pharmaceuticals Inc., a Delaware corporation (the “Company”) on March   , 2016 whereby the Holders will exchange (the “Exchange”) the Company’s 7.5% Convertible Senior Notes due 2019 (the “Existing Securities”) for shares of common stock of the Company (the “Shares”).

On and subject to the terms and conditions set forth in this Agreement, the parties hereto agree as follows:

Article I:  Exchange of the Existing Securities for Shares

Pursuant to the terms hereof, the Undersigned shall cause the Holders to exchange and deliver to the Company the following Existing Securities, and in exchange therefor the Company shall issue to the Holders the number of Shares described below, plus accrued but unpaid interest to, but excluding, the applicable Closing Date on such Existing Securities:

Principal Amount of Existing Securities to be Exchanged:	$
(the “Exchanged Securities”).

Aggregate Number of Shares to be Issued in the Exchange:	The Base Shares plus a number of Shares equal to the sum of the Daily Share Amounts as provided in Exhibit B hereto (the “Holders’ Shares”).

Number of Shares to be Issued in Satisfaction of
Accrued but Unpaid Interest on Exchanged Notes:	The number of Shares calculated as provided in Exhibit B hereto (the “Interest Payment”).

On the first Trading Day (as defined in Exhibit B hereto) after the date hereof, the Company shall deliver to the Holder the Base Shares (as defined in Exhibit B hereto).  On each Trading Day during the Issuance Period (as defined in Exhibit B) (each an “Exchange Date”) the Holder shall exchange 1/5th of the aggregate principal amount of the Exchanged Securities (such holder’s “Daily Exchanged Notes” for such Exchange Date) in exchange for a number of Shares equal to the Daily Share Amount (as defined on Exhibit B hereto) for such Exchange Date.

The closing for each such exchange (each a “Closing”) shall occur on the first Trading Day after the applicable Exchange Date (each, a “Closing Date”).   On each Closing Date,  (a) each Holder shall assign and transfer all right, title and interest in the Holder’s Daily Exchanged Notes for the applicable Exchange Date (and no other consideration) to the Company, and deliver or cause to be delivered the Holder’s Daily Exchanged Notes for the applicable Exchange Date to Wells Fargo Bank, National Association, as Trustee for the Existing Securities, by book-entry transfer through the facilities of The Depositary Trust Company from the account(s) of the Holders specified on Exhibit A hereto, free and clear of any mortgage, lien, pledge, charge, security interest, encumbrance, title retention agreement, option, equity or other adverse claim thereto (collectively, “Liens”) together with any customary documents of conveyance or transfer that the Company may reasonably deem necessary or desirable to transfer to and confirm in the Company all right, title and interest in and to such Daily Exchanged Notes and (b) the Company shall deliver to each Holder a number of Shares equal to such Holder’s Daily Share Amount for such Exchange Date as provided in Exhibit B hereto and the respective Interest Payment on such Daily Exchanged Notes (or, if there are no Accounts, the Company shall deliver to the

Undersigned, as the sole Holder, the Holders’ Shares and the Interest Payment); provided, however, that the parties acknowledge that the delivery of the Holders’ Shares may be delayed due to procedures and mechanics within the system of the Depository Trust Company or the NASDAQ Global Select Market (including the procedures and mechanics regarding the listing of the Holders’ Shares on such exchange), or other events beyond the Company’s control and that such delay will not be a default under this Agreement so long as (i) the Company is using its best efforts to effect the issuance of the Holders’ Shares, (ii) such delay is no longer than three Trading Days and (iii) interest shall accrue on the Existing Securities from the originally scheduled delivery date.  Notwithstanding the foregoing, to the extent that, but for this sentence, after any issuance of Shares to the Holder pursuant to this Agreement, the Holder (together with its affiliates and any other persons whose beneficial ownership of the Company’s Shares would or could be aggregated with the Holder’s for purposes of Section 13(d) of the Securities Exchange Act of 1934, as amended) would beneficially own in excess of 9.99% (the “Maximum Percentage”) of the Shares outstanding, then the Holder shall not be entitled to receive such Shares to such extent (and shall not be entitled to beneficial ownership of such Shares to such extent) and such portion of the Shares shall be held in abeyance for the benefit of the Holder until such time or times as its right thereto would not result in the Holder exceeding the Maximum Percentage, at which time or times the Holder shall be issued such Shares to the same extent as if there had been no such limitation

Article II:  Covenants, Representations and Warranties of the Holders

Each Holder (and, where specified below, the Undersigned) hereby covenants (solely as to itself) as follows and makes the following representations and warranties (solely as to itself), each of which is and shall be true and correct on the date hereof and at each Closing, to the Company and Leerink Partners LLC, and all such covenants, representations and warranties shall survive each Closing.

Section 2.1                                   Power and Authorization.  The Holder is duly organized, validly existing and in good standing, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.  If the Undersigned is executing this Agreement on behalf of Accounts, (a) the Undersigned has all requisite discretionary and contractual authority to enter into this Agreement on behalf of, and bind, each Account, and (b) Exhibit A hereto is a true, correct and complete list of (i) the name of each Account and (ii) the principal amount of such Account’s Exchanged Securities.

Section 2.2                                   Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by the Undersigned and the Holder and constitutes a legal, valid and binding obligation of the Undersigned and the Holder, enforceable against the Undersigned and the Holder in accordance with its terms, except that such enforcement may be subject to (a) bankruptcy, insolvency, fraudulent transfer, reorganization, moratorium or other similar laws affecting or relating to enforcement of creditors’ rights generally, and (b) general principles of equity, whether such enforceability is considered in a proceeding at law or in equity (the “Enforceability Exceptions”).  This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (i) the Undersigned’s or the Holder’s organizational documents, (ii) any material agreement or instrument to which the Undersigned or the Holder is a party or by which the Undersigned or the Holder or any of their respective assets are bound, or (iii) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Undersigned or the Holder, except in the case of clauses (ii) or (iii), where such violations, conflicts, breaches or defaults would not affect in any material respect the Undersigned’s or the Holder’s business or its ability to consummate the Exchange.

Section 2.3                                   Title to the Exchanged Securities.  The Holder is, and on each Closing Date will be, the sole legal owner and a beneficial owner of the Exchanged Securities set forth opposite its name on Exhibit A hereto (or, if there are no Accounts, the Undersigned is the sole legal and beneficial owner of all of the Exchanged Securities) (except, in respect of a Closing Date, to the extent such Exchanged Notes have been exchanged hereunder).  The Holder has good, valid and marketable title to its Exchanged Securities, free and clear of any Liens (other than pledges or security interests that the Holder may have created in favor of a prime broker under and in accordance with its prime brokerage agreement with such broker).  The Holder has not, in whole or in part, except as described in the preceding sentence, (a) assigned, transferred, hypothecated, pledged, exchanged or otherwise disposed of any of its Exchanged Securities or its rights in its Exchanged Securities, or (b) given any person or entity any transfer order, power of attorney or other authority of any nature whatsoever with respect to its Exchanged Securities.  Upon the Holder’s delivery of its Exchanged Securities to the Company pursuant to the Exchange, such Exchanged Securities shall be free and clear of all Liens created by the Holder and the Company will acquire record and beneficial ownership thereof, free and clear of any Liens.

Section 2.4                                   Qualified Institutional Buyer.  The Holder is a “qualified institutional buyer” within the meaning of Rule 144A promulgated under the United States Securities Act of 1933, as amended (the “Securities Act”).

Section 2.5                                   No Affiliate Status; Etc.  (a) The Holder is not, and has not been during the consecutive three month period preceding the date hereof, a director, officer or “affiliate” within the meaning of Rule 144 promulgated under the Securities Act (an “Affiliate”) of the Company.  To its knowledge, the Holder did not acquire any of the Exchanged Securities, directly or indirectly, from an Affiliate of the Company.

(b)                                 On the basis that, on each relevant date, there are outstanding 113,694,606 shares of common stock, par value $0.0001 per share, of the Company (the “Common Stock”),

(i)                                     the Holder and its Affiliates do not own, as of any Closing Date (without giving effect to the exchange contemplated by this Agreement) (i) 9.9% or more of the outstanding Common Stock or (ii) 10% or more of the aggregate number of votes that may be cast by holders of those outstanding securities of the Company that entitle the holders thereof to vote generally on all matters submitted to the Company’s stockholders for a vote (the “Voting Power”); and

(ii)                                  immediately after the receipt by the Holders of Shares in the Exchange, the aggregate number of shares of Common Stock owned by the Holder and its affiliates, together with the aggregate number of shares of Common Stock equal to the notional value of any “long” derivative transaction relating to such Common Stock to which the Holder or its affiliate is a party (excluding derivative transactions relating to broad based indices and any interest in the Existing Securities), will not exceed 9.9% of the outstanding Common Stock of the Company.

(c)                                  The Holder is not, and will not be as of any Closing Date, a subsidiary or Affiliate of or, to its knowledge, otherwise related to any director or officer of the Company or beneficial owner of 9.9% or more of the outstanding Common Stock or Voting Power (each such director, officer or beneficial owner, a “Related Party”) and, to the Holder’s knowledge, no Related Party beneficially owns or as of any Closing Date shall beneficially own 9.9% or more of the outstanding voting equity, or votes entitled to be cast by the outstanding voting equity, of the Holder.

Section 2.6                                   Adequate Information; No Reliance.  The Holder acknowledges and agrees that (a) the Holder has been furnished with all materials it considers relevant to making an investment decision to enter into the Exchange and has had the opportunity to review (and has carefully reviewed) (i) the Company’s filings and submissions with the Securities and Exchange Commission (the “SEC”), including, without limitation, all information filed or furnished pursuant to the United States Securities and Exchange Act of 1934, as amended (collectively, the “Public Filings”) and (ii) this Agreement (including the exhibits hereto), (b) the Holder has had an opportunity to submit questions to the Company concerning the Company, its business, operations, financial performance, financial condition and prospects, and the terms and conditions of the Exchange, and has all information that it considers necessary in making an informed investment decision and to verify the accuracy of the information set forth in the Public Filings and this Agreement, (c) the Holder has had the opportunity to consult with its accounting, tax, financial and legal advisors to be able to evaluate the risks involved in the Exchange and to make an informed investment decision with respect to such Exchange, (d) the Holder is not relying, and has not relied, upon any statement, advice (whether accounting, tax, financial, legal or other), representation or warranty made by the Company or any of its affiliates or representatives or any other entity or person, including, without limitation, Leerink Partners LLC, except for (A) the Public Filings, (B) this Agreement and (C) the representations and warranties made by the Company in this Agreement, (e) any disclosure documents provided in connection with the Exchange are the responsibility of the Company and that Leerink Partners LLC assumes no responsibility therefor and that Leerink Partners LLC  has made no independent investigation with respect to the Company, any Exchange or the Shares or the accuracy, completeness or adequacy of any information supplied by the Company (including the Public Filings), (f) no statement or written material contrary to the Public Filings or this Agreement has been made or given to the Holder by or on behalf of the Company, and (g) the Holder is able to fend for itself in the Exchange, has such knowledge and experience in financial and business matters as to be capable of evaluating the merits and risks of the prospective investment in the Shares and has the ability to bear the economic risks of its investment and can afford the complete loss of such investment.

Section 2.7                                   Investment in the Shares. The Holder is not acquiring the Shares with a view to, or for resale in connection with, any distribution of the Shares (excluding, for the avoidance of doubt, resales effected pursuant to Rule 144 under the Securities Act); provided, however, that by making the representations herein, the Holder does not agree to hold any of the Shares for any minimum or other specific term and reserves the right to dispose of the Shares at any time in accordance with securities laws.

Section 2.8                                   Confidentiality.  The Holder has complied with its confidentiality undertaking as acknowledged by an email from a representative of Leerink Partners LLC to a representative of the Holder on March   , 2016.  For the avoidance of doubt, the foregoing undertaking will terminate upon the filing of the Form 8-K contemplated in Section 3.4 below.

Section 2.9                                   Further Action. Each of the Holder and the Undersigned agrees that it will, upon request, execute and deliver any additional customary documents reasonably deemed by the Company to be necessary or desirable to complete the Exchange.

Section 2.10                            Exchange.  The terms of the Exchange are the result of negotiations among the parties and their agents.

Article III:  Covenants, Representations and Warranties of the Company

The Company hereby covenants as follows and makes the following representations and warranties, each of which is and shall be true and correct on the date hereof and at each Closing, to the Holders and Leerink Partners LLC, and all such covenants, representations and warranties shall survive each Closing.

Section 3.1                                   Power and Authorization.  The Company is duly incorporated, validly existing and in good standing under the laws of its state of incorporation, and has the power, authority and capacity to execute and deliver this Agreement, to perform its obligations hereunder, and to consummate the Exchange contemplated hereby.

Section 3.2                                   Valid and Enforceable Agreement; No Violations.  This Agreement has been duly executed and delivered by the Company and constitutes a legal, valid and binding obligation of the Company, enforceable against the Company in accordance with its terms, except that such enforcement may be subject to the Enforceability Exceptions.  This Agreement and consummation of the Exchange will not violate, conflict with or result in a breach of or default under (a) the certificate of incorporation, bylaws or other organizational documents of the Company, (b) any material agreement or instrument to which the Company is a party or by which the Company or any of its assets are bound, or (c) any laws, regulations or governmental or judicial decrees, injunctions or orders applicable to the Company.

Section 3.3                                   The Holders’ Shares.  The Holders’ Shares have been duly authorized by the Company and, when issued and delivered by the Company pursuant to this Agreement, will be validly issued, fully paid and non-assessable.  The Holders’ Shares will not, at the applicable Closing, be subject to any preemptive or participation rights, rights of first refusal or other similar rights and will be free from all taxes, liens and charges with respect to the issue thereof with the Undersigned being entitled to all rights accorded to a holder of Shares.  Assuming the accuracy of each Holder’s representations and warranties hereunder, the Holders’ Shares (a) will be issued in the Exchange exempt from the registration requirements of the Securities Act pursuant to Section 4(a)(2) of the Securities Act, (b) will, at the applicable Closing, be free of any restrictive legend or other restrictions or limitations on resale by such Holder and will be issued in book-entry form and will be represented by permanent global certificates deposited with, or on behalf of, The Depositary Trust Company represented by an unrestricted CUSIP, and (c) shall not be issued in violation of any applicable state and federal laws concerning the issuance of the Holders’ Shares.

Section 3.4                                   Disclosure.  On or before 8:00 am New York time on the first business day following the date of this Agreement, the Company shall issue a publicly available press release or file with the SEC a current report on Form 8-K disclosing the material terms of the Exchange (to the extent not previously publicly disclosed). For the avoidance of doubt, such disclosure will not include the names of or other information on the Undersigned or any other Holder that is participating in the Exchange.  Immediately following the filing of such Form 8-K, to the best of the Company’s knowledge, neither the Holder nor the Undersigned shall be in possession of any material, nonpublic information received from the Company, any of its subsidiaries or any of its respective officers, directors, employees or agencies, that is not described in the Form 8-K.  The Company shall allow the Undersigned to review and comment upon the Form 8-K and shall not file the Form 8-K in a form to which the Undersigned reasonably objects.  The Company understands and acknowledges that the Holder may engage in trading and/or hedging activities during the Issuance Period and such hedging and/or trading activities, if any, can reduce the value of the existing shareholders’ equity interest in the Company both at and after the time the hedging and/or trading activities are being conducted.  The Company acknowledges that such aforementioned hedging and/or trading activities do not constitute a breach of this Agreement,

Section 3.5                                   Exchange.  The terms of the Exchange are the result of negotiations among the parties and their agents.

Section 3.6                                   Listing.  At the applicable Closing, the Holders’ Shares will be listed on the NASDAQ Global Select Market.

Article IV:  Miscellaneous

Section 4.1                                   Entire Agreement.  This Agreement and any documents and agreements executed in connection with the Exchange embody the entire agreement and understanding of the parties hereto with respect to the subject matter hereof and supersede all prior and contemporaneous oral or written agreements, representations, warranties, contracts, correspondence, conversations, memoranda and understandings between or among the parties or any of their agents, representatives or affiliates relative to such subject matter, including, without limitation, any term sheets, emails or draft documents.

Section 4.2                                   Construction.  References in the singular shall include the plural, and vice versa, unless the context otherwise requires.  References in the masculine shall include the feminine and neuter, and vice versa, unless the context otherwise requires.  Headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meanings of the provisions hereof.  Neither party, nor its respective counsel, shall be deemed the drafter of this Agreement for purposes of construing the provisions of this Agreement, and all language in all parts of this Agreement shall be construed in accordance with its fair meaning, and not strictly for or against either party.

Section 4.3                                   Governing Law.  This Agreement shall in all respects be construed in accordance with and governed by the substantive laws of the State of New York, without reference to its choice of law rules.

Section 4.4                                   Counterparts.  This Agreement may be executed in counterparts, each of which shall be deemed an original, but all of which taken together shall constitute one and the same instrument.  Any counterpart or other signature hereon delivered by facsimile or other electronic means shall be deemed for all purposes as constituting good and valid execution and delivery of this Agreement by such party.

Section 4.5                                   Termination.  The Company may terminate this Agreement if there has occurred any breach or withdrawal by the Undersigned or a Holder of any covenant, representation or warranty set forth in Article II. The Undersigned or a Holder may terminate this Agreement if there has occurred any breach or withdrawal by the Company of any covenant, representation or warranty set forth in Article III.

[Signature Page Follows]

IN WITNESS WHEREOF, each of the parties hereto has caused this Agreement to be executed as of the date first above written.

“UNDERSIGNED”:	“COMPANY”:

Synergy Pharmaceuticals Inc.
(in its capacities described in the first paragraph hereof)

By:	By:
Name:	Name:
Title:	Title:

[Signature Page to Exchange Agreement]

EXHIBIT A
Exchanging Beneficial Owners

Name of Beneficial Owner	Principal Amount of Exchanged Securities	Account(s) from which Exchanged Securities will be Delivered	Tax ID Number	Address
DTC Participant: DTC Participant Number:

EXHIBIT B
Calculations

Number of Shares to be Issued in Satisfaction of Accrued but Unpaid Interest on Exchanged Notes

The “Number of Shares to be Issued in Satisfaction of Accrued but Unpaid Interest on Exchanged Notes” on each Closing Date pursuant to Article I of this Agreement, with respect to each $1,000 principal amount of Daily Exchanged Notes shall be equal to (x) the amount of accrued and unpaid interest thereon to, but not including, the applicable Closing Date divided by (y) the VWAP#.

Definitions

“Base Shares” means the product of (x) the Principal Amount of Existing Securities to be Exchanged divided by $1,000, multiplied by (y) the Conversion Rate.

“Conversion Rate” means 321.5434 Shares.

“Daily Share Amount” means with respect to each $1,000 principal amount of Daily Exchanged Notes, ((Initial Bond Price + (Conversion Rate * Hedge Ratio * VWAP Delta#)) divided by (y) VWAP#) minus the Conversion Rate.

“Hedge Ratio” means 80%.

“Initial Bond Price” means the sum of (x) the Initial Bond Conversion Value plus (y) the Initial Bond Premium.

“Initial Bond Conversion Value” means (x) the Conversion Rate times (y) $3.69.

“Initial Bond Premium” means $280.

“Issuance Period” means the five (5) consecutive Trading Day period commencing with the first (1st) Trading Day after the date of this Agreement.

“VWAP#” means the greater of (x) the daily volume weighted average price, as reported on the Bloomberg Page, SGYP <EQUITY> VAP <GO>  time period 09:30 — 16:00, on the #-th Trading Day after the date of this Agreement and (y) $2.75.

“VWAP Delta#” means the difference (which may be negative) between (x) VWAP# minus (y) $3.69.

“Trading Day” shall have the meaning ascribed thereto in the Indenture governing the Existing Securities in effect as of the date of this Agreement.

“#” means the applicable Trading Day during the Issuance Period.